                                                                    Exhibit 10.4

                     AMENDMENT TO INTERCREDITOR AGREEMENT
                            Dated: November 13,1997

         THIS AMENDMENT TO INTERCREDITOR AGREEMENT (this "Amendment") is made and entered into this 13 day of November, 1997, by and among GSS HOLDING CORP., a Delaware corporation with an office at c/o Watermill Ventures, 800 South Street, Waltham, Massachusetts 02154 ("Holdings"); GULF STATES STEEL, INC. OF ALABAMA ("GSS"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; ALABAMA STRUCTURAL BEAM CORP. ("ASB"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; (GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"); the various financial institutions parties from time to time to the Loan Agreement (as defined below) (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 ("Fleet'), in its capacity as collateral and administrative agent for the Lenders (together with its successors and assigns in such capacity, "Agent"); and STATE STREET BANK AND TRUST COMPANY with an office at 777 Main Street, Hartford, Connecticut 06115,
Attention: Corporate Trust Department, as trustee for the benefit of those holders of the First Mortgage Notes (together with its successors and assigns in such capacity, "Trustee").

                                   Recitals:
                                   ---------

         WHEREAS, Holdings, Gulf States Steel Acquisition Corp. ("GS Acquisition"), ASB Acquisition Corp. ("ASB Acquisition"), NationsBank of Georgia, N.A. ("NationsBank") and Shawmut Bank Connecticut, National Association ("Shawmut") entered into a certain Intercreditor Agreement dated April 21, 1995 (as at any time amended, the "Intercreditor Agreement"), pursuant to which the parties thereto set forth their relative rights with respect to the Collateral and other rights, priorities and interests under the Revolving Credit Facility, the Indenture and the other documents executed in connection therewith. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Intercreditor Agreement.

         WHEREAS, GS Acquisition has changed its name to and is now known as Gulf States Steel, Inc. of Alabama; ASB Acquisition has changed its name to and is now known as Alabama Structural Beam Corp.; and State Street Bank and Trust Company is the successor trustee to Shawmut Bank Connecticut, National Association.

         WHEREAS, GSS and ASB have requested that Lenders make available to them a revolving credit facility, which shall be evidenced by a certain Loan and Security Agreement dated on or about the date hereof among GSS, ASB, Agent and Lenders (as at any time amended, the "Loan Agreement"), and which shall be used to refinance their mutual and collective enterprise of manufacturing steel and steel-related products.

         WHEREAS, the Intercreditor Agreement and the Indenture contemplate that GSS and ASB may from time to time enter into Permitted Bank Refinancings. GSS and ASB now wish to enter into a Permitted Bank Refinancing with Agent and Lenders.

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         WHEREAS, the Intercreditor Agreement and the Indenture require that
Agent, as the representative of the Lenders under the Permitted Bank Refinancing, execute this Amendment pursuant to which Agent will become the "Agent" for all purposes under the Intercreditor Agreement and will agree to comply with all the terms of the Intercreditor Agreement.

         WHEREAS, the parties hereto desire to amend the Intercreditor Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Amendments to Intercreditor Agreement. The Intercreditor Agreement is hereby amended as follows:

                    (a) The definition of "Inventory" that is contained in
                    Article I of the Intercreditor Agreement is hereby deleted in its entirety and the following new definition is substituted in lieu thereof:

                        "Inventory" shall mean all now owned or hereafter
                        -----------
                  acquired inventory of the Company or ASB including, without limitation, all goods, merchandise, raw materials, work-in-process and finished goods intended for sale or lease, of every kind and description now or at any time hereafter owned by the Company or ASB, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of the Company's or ASB's custody or possession and items in transit and including any returns and repossessions upon any accounts, documents, instruments or chattel paper relating to or arising from the sale of inventory (as such documents, instruments or chattel paper relate to the sale of such inventory) and including, without limitation, all other classes of merchandise, materials, parts, supplies, work-in-process, inventories and finished products intended for sale by the Company or ASB and all substitutions therefor or replacements thereof, and all additions and accessions thereto, and all invoices, ledgers, books of account, records, files (whether in printed form or stored electronically), computer programs, computer disks or tape files, computer printouts, computer runs and other computer-prepared information relating to any of the foregoing.

                        (b) Effective November 13, 1997, any and all references contained in the Intercreditor Agreement to "Agent" or "NationsBank of Georgia, N.A." shall be deemed to mean and refer to "Fleet Capital Corporation, in its capacity as Agent, and its successors and assigns;" and any and all references contained in the Intercreditor Agreement to `Banks" shall be deemed to mean and refer to the Lenders listed on the signature pages hereof and their respective successors and assigns.

                  2.    Acknowledgments; Agreements; Reaffirmations.
                        --------------------------------------------

                                                                              2
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                        (a)  Fleet, in its capacity as Agent, and Lenders, in
 their capacities as Banks, each agrees that it shall be bound by and comply with the terms of the Intercreditor Agreement, as modified herein.

                        (b) ASB, GSS and Trustee each (i) acknowledges and agrees, and NationsBank joins in such acknowledgment and also agrees, that effective November 13, 1997, (A) Fleet Capital Corporation, in its capacity as Agent, is substituted for NationsBank of Georgia, N.A., as the Agent for all purposes under the Intercreditor Agreement, and is entitled to all of NationsBank's rights, remedies and privileges, and NationsBank is relieved and fully discharged of any and all of its duties and obligations under the Intercreditor Agreement, (B) the Lenders listed on the signature pages hereof, are substituted for the Banks for all purposes under the Intercreditor Agreement, and are entitled to all of the Banks' rights, remedies and privileges thereunder; (ii) agrees to be bound by the Intercreditor Agreement, as modified herein; and (iii) reaffirms that such Intercreditor Agreement is and shall remain in full force and effect.

                        (c) Fleet, in its capacity as Agent, and Lenders, in their capacities as Banks and Trustee each agree that NationsBank consents to the substitution provided for in Section 2(b)(i)(A) but makes no representations whatsoever to Agent, any Lender or to Trustee with respect to the validity or effectiveness of the Intercreditor Agreement or with respect to the perfection or priority of the liens thereunder.

                  3.    Governing Law. This Amendment shall be governed by and
                        --------------
construed in accordance with the internal laws of the State of New York.

                  4.    Successors and Assigns. This Amendment shall be binding
                        -----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.    Counterparts; Telecopied Signatures. This Amendment may
                        ------------------------------------
be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  6.    Further Assurances. Each of the parties hereto agrees to
                        -------------------
take such further actions as the other parties shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

                  7.    Section Titles. Section title and references used in
                        ---------------
this Amendment shall be without substantive meaning of content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

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

                             TRUSTEE:
                             -------------------------------------
                             STATE STREET BANK AND TRUST COMPANY


                             By:
                                ----------------------------------
                                     Elizabeth C. Hammer
                             Title:  Vice President


                             GULF STATES STEEL, INC. OF ALABAMA


                             By:
                                ----------------------------------
                                 Jeffrey S. Stein, Vice President
                                 and Assistant Secretary


                             ALABAMA STRUCTURAL BEAM CORP.


                             By:
                                ----------------------------------
                                 Jeffrey S. Stein, Vice President
                                 and Assistant Secretary

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                             LENDERS:
                             --------

                             FLEET CAPITAL CORPORATION

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------



                             CONGRESS FINANCIAL CORPORATION

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------


                             AGENT:
                             ------

                             FLEET CAPITAL CORPORATION,
                             as Agent

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------


                             JOINER SOLELY FOR PURPOSES OF
                             SECTION  2(b)(i)(A):
                             --------------------

                             NATIONSBANK N.A., f/k/a NATIONSBANK, N.A. (SOUTH), f/k/a NATIONSBANK OF GEORGIA, N.A.
                             as Agent:

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------


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